SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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[X]  Preliminary Information Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement



                      SunAmerica Style Select Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if Other Than the Registrant)


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2)   Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

SUNAMERICA ASSET MANAGEMENT CORP.

The SunAmerica Center
733 Third Avenue
New York, NY 10017
212.551.5969
800.858.8850

                                                                          [Logo]

October 17, 2002

Dear Shareholders:

     The enclosed information statement details a recent subadviser change for the Focused Large-Cap Growth Portfolio of SunAmerica Style Select Series, Inc. On August 29, 2002 the Board of Directors approved the replacement of Jennison Associates LLC ("Jennison") as investment manager for the Focused Large-Cap Growth Portfolio. Accordingly, the Board of Directors approved the engagement of Salomon Brothers Asset Management Inc. ("Salomon Brothers"), a subsidiary of Citigroup Inc., to serve as investment manager effective September 6, 2002. Thus, Salomon Brothers joins Fred Alger Management, Inc. ("Alger") and Marsico Capital Management, LLC ("Marsico") in each managing approximately one-third of the Focused Large-Cap Growth Portfolio.

     In addition, this information statement details a change in subadviser with respect to the Focused 2000 Value Portfolio of SunAmerica Style Select Series, Inc., as a result of a change in control of Boston Partners Asset Management, L.P. ("Boston Partners"). On September 18, 2002, Robeco USA, Inc. ("Robeco") acquired 58.37% of the partnership interests of Boston Partners. Boston Partners has represented that the transaction with Robeco is designed to preserve Boston Partners' independence of operations and continuity of management, and that they will remain intact operationally. Boston Partners does not anticipate the transaction to result in personnel changes affecting its management or administration.

     We are optimistic that the above referenced Portfolios will benefit under the management of their respective subadvisers.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolios, the ownership of Salomon Brothers and Boston Partners and the terms of the subadvisory agreements with Salomon Brothers and Boston Partners, which the Directors, including the Independent Directors, have approved.

     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions, please feel free to call us at (800) 858-8850, extension 5125. We thank you for your continued interest in SunAmerica Mutual Funds.

                                        Sincerely,


                                        /s/ Peter A. Harbeck
                                        Peter A. Harbeck
                                        PRESIDENT AND CEO

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       FOCUSED LARGE-CAP GROWTH PORTFOLIO
                          FOCUSED 2000 VALUE PORTFOLIO
                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                        --------------------------------

                              INFORMATION STATEMENT

                        --------------------------------

     This information statement is being provided to the shareholders of the Focused Large-Cap Growth Portfolio and Focused 2000 Value Portfolio (the "Portfolios") of SunAmerica Style Select Series, Inc. ("Style Select") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Directors of the Corporation.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

     This information statement will be mailed on or about November 5, 2002. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of Style Select may be obtained by writing to SunAmerica Fund Services c/o NFDS, P.O. Box 219186, Kansas City, MO 64121-9186, or by calling (800) 858-8850, extension 5125.

PURPOSE OF THE INFORMATION STATEMENT

     First, on August 29, 2002, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Salomon Brothers Asset Management Inc. ("Salomon Brothers"), the subadviser, with respect to a component of the Focused Large-Cap Growth Portfolio. As of September 6, 2002, Salomon Brothers replaced Jennison Associates LLC ("Jennison") as investment manager of the Focused Large-Cap Growth Portfolio.

     Second, a portion of the Focused 2000 Value Portfolio is presently managed by Boston Partners Asset Management, L.P. ("Boston Partners"). On September 18, 2002, Robeco USA, Inc. ("Robeco") acquired 58.37% of the partnership interests of Boston Partners. Robeco will purchase an additional 1.63% of Boston Partners in February 2003, and have the right to purchase 100% of the partnership interests by April 2006. This change constituted a change in control of Boston Partners, which resulted in an assignment, as defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Subadvisory Agreement between SunAmerica and Boston Partners, which was in effect at that time. The Subadvisory Agreement, by its terms and consistent with Section 15(a) of the 1940 Act, provided for its automatic termination upon assignment. On August 29,2002, the Directors of Style Select approved a new Subadvisory Agreement between SunAmerica and Boston Partners with respect to the Focused 2000 Value Portfolio.

SUNAMERICA STYLE SELECT SERIES, INC.

     The  Portfolios  are  investment   series  of  Style  Select,   a  Maryland
Corporation. Style Select initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for the Portfolios of Style Select, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portions of their respective Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent not as principal, and the affiliated broker-dealer may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENTS

     Pursuant to the Subadvisory Agreement with SunAmerica dated January 1, 1999 (the "Previous Agreement"), Jennison served as subadviser to the Focused Large-Cap Growth Portfolio. At a meeting held on August 29, 2002, the Directors, including a majority of the Directors who are not interested persons of the Focused Large-Cap Growth Portfolio or SunAmerica, approved SunAmerica's recommendation to replace Jennison. Accordingly, the Directors approved a Subadvisory Agreement (the "New Agreement") with Salomon Brothers, which became effective September 6, 2002. SunAmerica recommended Salomon Brothers in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record.

     Pursuant to the Subadvisory Agreement with SunAmerica dated April 16, 2002 (the "Previous Agreement"), Boston Partners has been serving as subadviser to the Focused 2000 Value Portfolio. The Previous Agreement terminated upon acquisition of a majority interest in Boston Partners by Robeco. At a meeting held on August 29, 2002, the Directors, including a majority of the Directors who are not interested persons of the Focused 2000 Value Portfolio or SunAmerica, approved a new Subadvisory Agreement (the "New Agreement") with Boston Partners, identical in all material respects to the Previous Agreement.

     Under the Advisory Agreement, the annual rates of the investment advisory fees payable to SunAmerica for each of the relevant Portfolios are as follows:
0.85% of Assets or $13,183,277 for the Focused Large-Cap Growth Portfolio, and 1.00% of Assets or $789,310 for the Focused 2000 Value Portfolio for the fiscal year ended October 31, 2001. The term "Assets" means the average daily net assets of the representative portfolio. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the subadvisers, equal to the aggregate annual rates, as follows: 0.40% of Assets or $6,203,895 for the Focused Large-Cap Growth Portfolio, and 0.54% of Assets or $426,227 for the Focused 2000 Value Portfolio. The fees retained by SunAmerica for the period were 0.45%, or $6,979,382 for the Focused Large-Cap Growth Portfolio, and 0.46% or $363,083 for the Focused 2000 Value Portfolio.

     The New Agreements between Salomon Brothers and SunAmerica, on behalf of the Focused Large-Cap Growth Portfolio, and Boston Partners and SunAmerica, on behalf of the Focused 2000 Value Portfolio, are substantially similar in form and in substance to the Previous Agreements, in that they (i) provide for a subadviser to manage the portion of the relevant portfolio allocated to it on a discretionary basis, (ii) provide for SunAmerica to compensate the subadviser for its services, (iii) authorize the subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) require the subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. The New Agreements will not result in an increase in fees to shareholders. Forms of the Subadvisory Agreements are attached to this information statement as Exhibits A and B.

INFORMATION ABOUT SALOMON BROTHERS

     Salomon Brothers Asset Management Inc. is located at 388 Greenwich Street, New York, New York, and is a subsidiary of Citigroup Inc. Salomon Brothers, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of August 30, 2002, Salomon Brothers had approximately $47.2 billion in assets under management.

     Salomon Brothers' investment process seeks consistent growth of capital with reduced volatility over the long term. Salomon Brothers uses intensive management review to screen companies based on market capitalization, price-to-earnings ratio, and earnings per share growth and variability. Salomon Brothers then partakes in fundamental analysis of the companies' earnings growth, return on equity, debt-to-equity and price-to-earnings ratios, beta and dividend growth. Salomon Brothers uses a bottom-up approach to stock selection designed to identify issues they believe are well-established companies possessing industry dominance, innovative and strong products and services, exceptional managements, strong track records, sound future plans and impeccable financials with strong cash flow. The portfolio managers then set upside and downside target prices and monitor them regularly. Salomon Brothers conducts ongoing fundamental analysis, and supplements core holdings with tactical equity investments believed to reflect investment themes within the prevailing market environment.

     The names, business addresses and positions of the executive officers of Salomon Brothers are set forth below:

----------------------------------------------------------------------------------------------------------------------
                 NAME                                   ADDRESS                               POSITION
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Director  and  Managing  Director  of
Ross S. Margioles                        New York, NY                           Salomon Brothers
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Director  and  Managing  Director  of
Peter Wilby                              New York, NY                           Salomon Brothers
----------------------------------------------------------------------------------------------------------------------
                                         333 W. 34th Street, 2nd Floor          Director of Salomon Brothers
Virgil Cummings                          New York, NY
----------------------------------------------------------------------------------------------------------------------
                                         333 W. 34th Street, 2nd Floor          Director of Salomon Brothers
Wendy Murdock                            New York, NY
----------------------------------------------------------------------------------------------------------------------
                                         153 East 53rd Street                   Chief Legal Officer
Michael Rosenbaum                        New York, NY 10022
----------------------------------------------------------------------------------------------------------------------
                                         388 Greenwich Street                   Chief  Compliance  Officer of Salomon
Jeffrey Scott                            New York, NY                           Brothers
----------------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT ROBECO AND BOSTON PARTNERS

     Robeco is the United States subsidiary of Robeco Groep N.V., a Netherlands-based asset management organization. Robeco provides discretionary asset management products and services as well as a complete range of mutual funds to a large number of institutional and retail clients worldwide.

     Boston Partners is located at 28 State Street, Boston, Massachusetts and is a Delaware limited partnership. As of August 31, 2002, Boston Partners managed approximately $8.9 billion in assets. Boston Partners employs a value-based investment philosophy and process focusing on a disciplined value approach, intensive internal research and risk aversion. Its broad definition of value looks beyond traditional value characteristics and includes analysis of business fundamentals and earnings momentum. Boston Partners' investment strategy focuses on stock selection of companies exhibiting attractive value, sound business fundamentals and positive business momentum. It attempts to maximize return while minimizing risk through diversification of holdings and sector weightings.

     Boston Partners has represented that the agreement with Robeco is designed to preserve Boston Partners' independence of operations and continuity of management, and that they will remain intact operationally. Boston Partners does not anticipate the transaction to result in personnel changes affecting its management or administration. Key personnel at Boston Partners will retain ownership in the company, and the long-term nature of the acquisition provides financial incentive for them to remain with the firm.

     The names, business addresses and positions of the principal executive officers of Boston Partners are set forth below:

----------------------------------------------------------------------------------------------------------------------
                 NAME                                     ADDRESS                               POSITION
----------------------------------------------------------------------------------------------------------------------
Desmond J. Heathwood                     28 State Street                        Chief Investment Officer
                                         Boston, MA
----------------------------------------------------------------------------------------------------------------------
Michael A. Jones                         28 State Street                        Chief Operating Officer
                                         Boston, MA
----------------------------------------------------------------------------------------------------------------------
William J. Kelly                         28 State Street                        Chief Financial Officer
                                         Boston, MA
----------------------------------------------------------------------------------------------------------------------
Mary Ann Iudice                          28 State Street                        Chief Compliance Officer
                                         Boston, MA
----------------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS' CONSIDERATION

     In approving the New Agreements described hereto, the Directors, at an in-person meeting held on August 29, 2002, considered certain factors, including
(i) the nature and quality of the services rendered by Salomon Brothers and Boston Partners, including the credentials and investment experience of each of its officers and employees; (ii) Salomon Brothers' and Boston Partner's investment approach and management style, which is expected to complement the other investment managers of the Portfolios; (iii) the structure of Salomon Brothers and Boston Partners and each of their ability to provide services, based on both financial condition and expertise; (iv) comparisons of Salomon Brothers' and Boston Partner's subadvisory fees with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. The Directors determined that the subadvisory fees were reasonable, fair and in the best interests of its shareholders.

ADDITIONAL INFORMATION

     SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of Style Select. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

     Style Select is not required to hold annual meetings of the shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

                                            By Order of the Directors,


                                            /s/ Robert M. Zakem
                                            Robert M. Zakem
                                            SECRETARY

Dated: October 17, 2002

                                                                       EXHIBIT A

                                    [FORM OF]

                              SUBADVISORY AGREEMENT


          This SUBADVISORY AGREEMENT is dated as of April 16, 2002 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and BOSTON PARTNERS ASSET MANAGEMENT, L.P. a Delaware limited liability corporation (the "Subadviser").

                                   WITNESSETH:

          WHEREAS, the Adviser and SunAmerica Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

          WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

          WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

          WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

          NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

          1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation'scurrent prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

          The Subadviser represents and warrants to the Adviser that the portion of each Portfolio set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser's management of the assets of a Portfolio will be designed to achieve qualification by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Portfolio shares that may be sold in a particular state); provided that for purposes of
Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

          2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

              (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use it's best efforts to direct non-risk commission transactions to a particular broker-dealer of futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the
Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

          3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

          4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

          5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

          6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

          7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

              The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

          8. REFERENCE TO THE SUBADVISER. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

          9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement or the sale of securities of the Corporation.

              (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon breach of this Agreement by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

              (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections
(a) and (b) of Section 1of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

          10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

          11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

              With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

              This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

          12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

          14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

          15. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

          16. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


          Subadviser:       Boston Partners Asset Management, L.P.
                            28 State Street, 21st Floor
                            Boston, MA 02109

          Adviser:          SunAmerica Asset Management Corp.
                            The SunAmerica Center
                            733 Third Avenue, Third Floor
                            New York, NY 10017-3204
                            Attention: Robert M. Zakem
                                       Senior Vice President and
                                       General Counsel

          IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                          SUNAMERICA ASSET MANAGEMENT CORP.


                                          By:
                                             -----------------------------------
                                             Name: Peter A. Harbeck
                                             Title: President & CEO



                                          BOSTON PARTNERS ASSET MANAGEMENT, L.P.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT B


                                    [FORM OF]

                              SUBADVISORY AGREEMENT


          This SUBADVISORY AGREEMENT is dated as of September 6, 2002, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and SALOMON BROTHERS ASSET MANAGEMENT, INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

          WHEREAS, the Adviser and SunAmerica Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

          WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

          WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

          WHEREAS, the Investment Advisory and Management Agreement provides that the advisor may delegate all or a portion of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisors; and

          WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements set forth in this Advisory Agreement, it is hereby agreed between the parties hereto as follows:

          1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

              The Subadviser represents and warrants to the Adviser that the portion of each Portfolio set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the Subadviser's management of the assets of a Portfolio will be designed to achieve qualification by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Portfolio shares that may be sold in a particular state); provided that for purposes of Section 17(a), (d) and (e), the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

              The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

              (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge: 1) all brokerage transactions are subject to best execution. As such, Subadviser will use it's best efforts to direct non-risk commission transactions to a particular broker-dealer in futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the
Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and 4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above. The Subadvisers will not be held accountable for actions taken in response to the Adviser's specific request for direction in the absence of disabling conduct described in paragraph nine herein.

          3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

          4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

          5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

          6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

          7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

              The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

          8. REFERENCE TO THE SUBADVISER. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials ("materials") without the prior approval of the Subadviser, which approval will be both in writing and not unreasonably withheld. The Subadviser will receive notice of all materials by e-mail. The e-mail notice will proscribe a reasonable time period, commencing on the receipt of the materials, in which the Subadviser may provide its written comments or objections, if any.

          9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

              (b) The Subadviser shall not be liable to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by

Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser and with respect to any other portfolio of the Corporation.

          10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

          11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

              With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

              This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

          12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

          14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

          15. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

          16. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


          Subadviser:       Salomon Brothers Asset Management, Inc.
                            300 First Stamford Place
                            Stamford, Connecticut  06902
                            Attention:  Christine Syder
                                        General Counsel


          Adviser:          SunAmerica Asset Management Corp.
                            The SunAmerica Center
                            733 Third Avenue, Third Floor
                            New York, New York 10017-3204
                            Attention: Robert M. Zakem
                                       Senior Vice President and
                                       General Counsel

          IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                         SUNAMERICA ASSET MANAGEMENT CORP.


                                         By:
                                            ------------------------------------
                                            Name: Peter A. Harbeck
                                            Title: President



                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.


                                         By:
                                            ------------------------------------
                                            Name: A. Peter Cieszko
                                            Title: Managing Director